                                                                    Exhibit 20.1

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class A-1




Original Principal Balance                                                                     275,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS     BALANCE

                 Aggregate Unpaid Principal Balance as of Prior Distribution Date              275,000,000.00       1000.000000

                 Aggregate Unpaid Principal Balance as of Current Distribution Date            176,108,975.77        640.396276

                                                 Pool Factor                                         0.640396

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                  98,891,024.23                        359.603724
                 Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                                     ------------------------
                 Total Principal Distributable Amount                           98,891,024.23                        359.603724

                 Principal Distribution Amount                                  98,891,024.23                        359.603724
                                                                     ------------------------

                 Current Principal Carryover                                                             0.00          0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                      724,281.25                          2.633750
                 Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                                     ------------------------
                 Total Interest Distributable Amount                               724,281.25                          2.633750

                 Interest Distribution Amount                                      724,281.25                          2.633750
                                                                     ------------------------

                 Current Interest Carryover                                                              0.00          0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL

                 Aggregate Principal Balance                                 1,551,108,975.77                        940.066046

                 Servicing Fee                                                   3,548,035.00                          2.150324

                 Spread Account                                                 42,682,343.87                         25.868087
                 Net Change in Spread Account                                    9,682,343.87                               n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class A-2



Original Principal Balance                                                                     370,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS     BALANCE

                 Aggregate Unpaid Principal Balance as of Prior Distribution Date              370,000,000.00       1000.000000

                 Aggregate Unpaid Principal Balance as of Current Distribution Date            370,000,000.00       1000.000000

                                                 Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                           0.00                          0.000000
                 Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                                     ------------------------
                 Total Principal Distributable Amount                                    0.00                          0.000000

                 Principal Distribution Amount                                           0.00                          0.000000
                                                                     ------------------------

                 Current Principal Carryover                                                             0.00          0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                    1,331,588.89                          3.598889
                 Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                                     ------------------------
                 Total Interest Distributable Amount                             1,331,588.89                          3.598889

                 Interest Distribution Amount                                    1,331,588.89                          3.598889
                                                                     ------------------------

                 Current Interest Carryover                                                              0.00          0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL

                 Aggregate Principal Balance                                 1,551,108,975.77                        940.066046

                 Servicing Fee                                                   3,548,035.00                          2.150324

                 Spread Account                                                 42,682,343.87                         25.868087
                 Net Change in Spread Account                                    9,682,343.87                               n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                   Class A-3A




Original Principal Balance                                                                     203,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS     BALANCE

                 Aggregate Unpaid Principal Balance as of Prior Distribution Date              203,000,000.00       1000.000000

                 Aggregate Unpaid Principal Balance as of Current Distribution Date            203,000,000.00       1000.000000

                                                 Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                           0.00                          0.000000
                 Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                                     ------------------------
                 Total Principal Distributable Amount                                    0.00                          0.000000

                 Principal Distribution Amount                                           0.00                          0.000000
                                                                     ------------------------

                 Current Principal Carryover                                                             0.00          0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                    1,058,870.56                          5.216111
                 Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                                     ------------------------
                 Total Interest Distributable Amount                             1,058,870.56                          5.216111

                 Interest Distribution Amount                                    1,058,870.56                          5.216111
                                                                     ------------------------

                 Current Interest Carryover                                                              0.00          0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL

                 Aggregate Principal Balance                                 1,551,108,975.77                        940.066046

                 Servicing Fee                                                   3,548,035.00                          2.150324

                 Spread Account                                                 42,682,343.87                         25.868087
                 Net Change in Spread Account                                    9,682,343.87                               n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                   Class A-3B




Original Principal Balance                                                                     367,000,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS     BALANCE

                 Aggregate Unpaid Principal Balance as of Prior Distribution Date              367,000,000.00       1000.000000

                 Aggregate Unpaid Principal Balance as of Current Distribution Date            367,000,000.00       1000.000000

                                                 Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                           0.00                          0.000000
                 Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                                     ------------------------
                 Total Principal Distributable Amount                                    0.00                          0.000000

                 Principal Distribution Amount                                           0.00                          0.000000
                                                                     ------------------------

                 Current Principal Carryover                                                             0.00          0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                    1,087,543.33                          2.963333
                 Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                                     ------------------------
                 Total Interest Distributable Amount                             1,087,543.33                          2.963333

                 Interest Distribution Amount                                    1,087,543.33                          2.963333
                                                                     ------------------------

                 Current Interest Carryover                                                              0.00          0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL

                 Aggregate Principal Balance                                 1,551,108,975.77                        940.066046

                 Servicing Fee                                                   3,548,035.00                          2.150324

                 Spread Account                                                 42,682,343.87                         25.868087
                 Net Change in Spread Account                                    9,682,343.87                               n/a

                        WFS FINANCIAL 2003-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003
                                    Class A-4




Original Principal Balance                                                                     435,000,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS     BALANCE

                 Aggregate Unpaid Principal Balance as of Prior Distribution Date              435,000,000.00       1000.000000

                 Aggregate Unpaid Principal Balance as of Current Distribution Date            435,000,000.00       1000.000000

                                                 Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Quarterly Principal Distributable Amount                           0.00                          0.000000
                 Plus: Prior Principal Carryover                                         0.00                          0.000000
                                                                     ------------------------
                 Total Principal Distributable Amount                                    0.00                          0.000000

                 Principal Distribution Amount                                           0.00                          0.000000
                                                                     ------------------------

                 Current Principal Carryover                                                             0.00          0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Quarterly Interest Distributable Amount                    3,220,208.33                          7.402778
                 Plus: Prior Interest Carryover                                          0.00                          0.000000
                                                                     ------------------------
                 Total Interest Distributable Amount                             3,220,208.33                          7.402778

                 Interest Distribution Amount                                    3,220,208.33                          7.402778
                                                                     ------------------------

                 Current Interest Carryover                                                              0.00          0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL

                 Aggregate Principal Balance                                 1,551,108,975.77                        940.066046

                 Servicing Fee                                                   3,548,035.00                          2.150324

                 Spread Account                                                 42,682,343.87                         25.868087
                 Net Change in Spread Account                                    9,682,343.87                               n/a